U.S. Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2007
GETTING READY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-132578 Commission File Number	30-0132755 (IRS Employer Identification No.)
4400 Biscayne Boulevard, Suite 950
Miami, Florida 331317
(Address of principal executive offices)
(305) 573-4112
(Registrant’s Telephone Number)
1428 Brickell Avenue, Suite 105
Miami, Florida 33131
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CRFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     On March 21, 2007, Getting Ready Corporation (the “Company”) sold 9,349,777 newly issued shares of common stock, par value $.001, to seven investors, including Dr. Phillip Frost who purchased 5,886,897 of the shares, or 32.1% of the Company’s outstanding shares, through Frost Gamma Investments Trust. The purchase price was $567,000.00. There were no underwriting discounts or commissions. The Company relied upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 in making the sale.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     Exhibit 99.1 Press Release dated March 22, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTING READY CORPORATION (Registrant)
Dated: March 26, 2007	By:	/s/ Glenn L. Halpryn
Glenn L. Halpryn
Acting Chief Executive Officer

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